UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	March 3, 2016

Synchrony Credit Card Master Note Trust RFS Holding, L.L.C. Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-206176, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01, 333-206176-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (Synchrony Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001226006 (RFS Holding, L.L.C.) and 0001290098 (Synchrony Credit Card Master Note Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

Synchrony Credit Card Master Note Trust (the “Trust”) entered into each of (i) the Tenth Amendment to Master Indenture (the “Master Indenture Amendment”), dated as of March 3, 2016, a copy of which is filed with this Form 8-K as Exhibit 4.1, between the Trust and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), in order to amend certain provisions of the Master Indenture, dated as of September 25, 2003, (ii) the Eleventh Amendment to Transfer Agreement (the “Transfer Amendment”), dated as of March 3, 2016, a copy of which is filed with this Form 8-K as Exhibit 4.2, between the Trust and RFS Holding, L.L.C. (the “Depositor”), in order to amend certain provisions of the Transfer Agreement, dated as of September 25, 2003, and (iii) the Asset Representations Review Agreement (the “Asset Representations Review Agreement”), dated as of March 4, 2016, a copy of which is filed with this Form 8-K as Exhibit 4.4, among the Bank, the Trust, the Depositor, Synchrony Financial (“Synchrony”) and Clayton Fixed Income Services LLC (“Clayton”).

On March 3, 2016, the Depositor also entered into the Eleventh Amendment to Receivables Sale Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.3, among Synchrony Bank (the “Bank”), PLT Holding, L.L.C. (“PLTHL”), RFS Holding, Inc. (“RFSHI”) and the Depositor (the “RSA Amendment” and, together with the Master Indenture Amendment and the Transfer Amendment, the “Amendments”) in order to amend certain provisions of the Receivables Sale Agreement, dated as of June 27, 2003.

Each of the Amendments facilitates the entry into the Asset Representations Review Agreement and reflects the addition of dispute-resolution procedures and other items required by the Securities and Exchange Commission for registering notes issued by the Trust on Form SF-3.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
4.1	Tenth Amendment to Master Indenture, dated as of March 3, 2016, between the Trust and the Indenture Trustee
4.2	Eleventh Amendment to Transfer Agreement, dated as of March 3, 2016, between the Trust and the Depositor
4.3	Eleventh Amendment to Receivables Sale Agreement, dated as of March 3, 2016, among the Bank, PLTHL, RFSHI and the Depositor
4.4	Asset Representations Review Agreement, dated as of March 4, 2016, among the Bank, the Depositor, the Trust, Synchrony and Clayton

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 7, 2016	RFS Holding, L.L.C., as depositor

	By:	/s/ Joseph V. Ressa
	Name:	Joseph V. Ressa
	Title:	Vice President